EXHIBIT 10.18

Summary of Extension Leasing Contract- Liaoning Branch of ZDSE

Lessor(Party A):	WANG Yanlei
Leasee(Party B):	ZHONGDEHUI (SHENZHEN) EDUCATION DEVELOPMENT CO., LIMITED

The details of the contract are as follows.

1. Leasing property

Party A leases its office building, Liaoning Jinzhaoyuan International Finance Building, No. 41, Beizhan 1st Road, Shenhe District, Shenyang City; Room No.: Room 07 on the 10th floor (hereinafter referred to as “lease site”) to Party B for use

The area of lease site is 189.29 square meters

2. Leasing term

Party B’s lease of Party A’s house expires on May 31, 2020. Party B requested that Party A extend it. After negotiation between Party A and Party B, Party A agrees to extend the lease period from June 1, 2020 to January 31, 2021.

Both parties agree that during this period, according to the specific relocation time, Party B needs to notify Party A to withdraw the lease one month in advance, and shall not bear the corresponding liability for breach of contract and pay liquidated damages. This clause takes effect from the date of signing.

3. Rent

Rent: The rent for the unit construction area is RMB 850/m²/year, the annual rent for the leased site is RMB 107,264, and the monthly rent for the leased site is RMB 13,408.

The rent is paid in advance, and every three months is a payment cycle, and each rent is paid at the latest on or before the 25th of the month before the corresponding payment cycle; but the first rent in English is signed at the same time or signed this contract. Payment within five working days afterwards. Party A or Party A’s trustee shall issue the relevant official invoice within five working days after each receipt of the rent paid by Party B.

4. Management fees and other fees

The management fee (ie, the property service fee) is paid in advance in a scheduled manner, and every three months is a payment cycle. Party B shall pay the management fee to Party A or the property management company (hereinafter referred to as the “management unit”) employed at that time. The management fee is calculated based on the leased area and is currently calculated at RMB 18 per square meter per month. A total of RMB 3,407.22 per month.

5. Payment of rent, management fees and other expenses and payment procedure

Party B shall pay rent, property fees and other expenses in accordance with the relevant provisions of this contract. If the rent, management fees, and other expenses for the first or last period of the lease period are less than a full month, they must be calculated in proportion to the actual number of days. Party B shall not deduct the rent, management fees and other expenses that it must pay to Party A in advance for any reason.

Party B shall pay rent, property fees and other expenses in accordance with the relevant provisions of this contract. If the rent, management fees, and other miscellaneous expenses for the first or last period of the lease period are less than a full month, they must be calculated in proportion to the actual number of days. Party B shall not deduct the rent, management fees and other expenses that it must pay to Party A in advance for any reason.

The bank accounts designated by Party A are as follows:

Rent account(RMB):
Account name:	WANG Yanlei
Bank:	China Merchants Bank North Station Branch
Account Number:	6214862419750817

6. Other terms such as deposit, refer to the original contract

7. Contract Signing

Party A:	WANG Yanlei	Party B:	ZHONGDEHUI (SHENZHEN) EDUCATION DEVELOPMENT CO., LIMITED

Lessor(Party A):	ZHAO Xiaorui
Leasee(Party B):	ZHONGDEHUI (SHENZHEN) EDUCATION DEVELOPMENT CO., LIMITED

The details of the contract are as follows.

8. Leasing property

Party A leases its office building, Liaoning Jinzhaoyuan International Finance Building, No. 41, Beizhan 1st Road, Shenhe District, Shenyang City; Room No.: Room 01 and Room 08 on the 10th floor (hereinafter referred to as “lease site”) to Party B for use

The area of lease site is 375.81 square meters

9. Leasing term

Party B’s lease of Party A’s house expires on May 31, 2020. Party B requested that Party A extend it. After negotiation between Party A and Party B, Party A agrees to extend the lease period from June 1, 2020 to January 31, 2021.

Both parties agree that during this period, according to the specific relocation time, Party B needs to notify Party A to withdraw the lease one month in advance, and shall not bear the corresponding liability for breach of contract and pay liquidated damages. This clause takes effect from the date of signing.

10. Rent

Rent: The rent for the unit construction area is RMB 784/m²/year, the annual rent for the leased site is RMB 294,635.04, and the monthly rent for the leased site is RMB 24,552.92.

The rent is paid in advance, and every three months is a payment cycle, and each rent is paid at the latest on or before the 25th of the month before the corresponding payment cycle; but the first rent in English is signed at the same time or signed this contract. Payment within five working days afterwards. Party A or Party A’s trustee shall issue the relevant official invoice within five working days after each receipt of the rent paid by Party B.

11. Management fees and other fees

The management fee (ie, the property service fee) is paid in advance in a scheduled manner, and every three months is a payment cycle. Party B shall pay the management fee to Party A or the property management company (hereinafter referred to as the “management unit”) employed at that time. The management fee is calculated based on the leased area and is currently calculated at RMB 18 per square meter per month. A total of RMB 6,764.58 per month.

12. Payment of rent, management fees and other expenses and payment procedure

Party B shall pay rent, property fees and other expenses in accordance with the relevant provisions of this contract. If the rent, management fees, and other expenses for the first or last period of the lease period are less than a full month, they must be calculated in proportion to the actual number of days. Party B shall not deduct the rent, management fees and other expenses that it must pay to Party A in advance for any reason.

Party B shall pay rent, property fees and other expenses in accordance with the relevant provisions of this contract. If the rent, management fees, and other miscellaneous expenses for the first or last period of the lease period are less than a full month, they must be calculated in proportion to the actual number of days. Party B shall not deduct the rent, management fees and other expenses that it must pay to Party A in advance for any reason.

The bank accounts designated by Party A are as follows:

Rent account(RMB):
Account name:	ZHAO Xiaorui
Bank:	Bank of China
Account Number:	6216680500000245524

13. Other terms such as deposit, refer to the original contract

14. Contract Signing

Party A:	ZHAO Xiaorui	Party B:	ZHONGDEHUI (SHENZHEN) EDUCATION DEVELOPMENT CO., LIMITED

Date: June 1, 2020